UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2011

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2775 Denver, Colorado (Address of principal executive offices)		80202
		(Zip Code)

Registrant’s telephone number, including area code: (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 1, 2011, DCP Midstream Partners, LP (the “Partnership”) acquired from DCP Midstream, LLC (“Midstream”) a 33.33% interest in DCP Southeast Texas Holdings, GP (the “Joint Venture”). Midstream is the owner of the Partnership’s general partner. The transaction (the “Transaction”) was completed in accordance with the Purchase and Sale Agreement, and the Contribution Agreement, both dated November 4, 2010, between the Partnership and Midstream, previously reported in the Partnership’s Current Report on Form 8-K dated November 8, 2010. The descriptions of the Purchase and Sale Agreement and the Contribution Agreement contained in the Form 8-K filed on November 8, 2010, are incorporated herein by reference and the Purchase and Sale Agreement and Contribution Agreement filed in such Form 8-K as Exhibit 2.1 and 2.2, respectively, are incorporated herein by reference.

In connection with the Transaction, the Partnership, or wholly-owned subsidiaries of the Partnership entered into the material definitive agreement described below.

Amended and Restated General Partnership Agreement of DCP Southeast Texas Holdings, GP

In conjunction with the Transaction, as of January 1, 2011, DCP Partners SE Texas LLC, a wholly-owned subsidiary of the Partnership, DCP Southeast Texas, LLC, a wholly-owned subsidiary of Midstream and Gas Supply Resources Holdings, Inc., a wholly-owned subsidiary of Midstream, entered into the Amended and Restated General Partnership Agreement of DCP Southeast Texas Holdings, GP (the “Agreement”). The Agreement governs the ownership and management of the Joint Venture.

The Joint Venture will be managed by a three-member management committee, consisting of one representative from each owner. The members of the management committee have voting power corresponding to their respective ownership interests in the Joint Venture. Most significant actions relating to the Joint Venture require the unanimous approval of the owners. The Joint Venture must make quarterly distributions of available cash (generally, cash from operations less required and discretionary reserves) to its owners. The management committee, by majority approval, will determine the amount of the distributions. Calls for capital contributions are determined by a vote of the management committee and require unanimous approval of the owners except in certain situations, such as the breach or default of a material agreement or payment obligation, that are reasonably likely to have a material adverse effect on the business, operations or financial condition of the Joint Venture.

Distributions to the Partnership will generally approximate the Partnership’s share of earnings of the Joint Venture plus depreciation and amortization expense and other non-cash charges of the Joint Venture. The terms of the Agreement provide that distributions to us from the Joint Venture for the first seven years related to storage and transportation gross margin will be pursuant to a fee-based agreement, based on storage capacity and tailgate volumes. Distributions related to the gathering and processing business, along with reductions for all expenditures, will be pursuant to our and Midstream’s respective ownership interests.

The Agreement is attached as Exhibit 10.1 to this report and is incorporated by reference into this report in its entirety.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 1, 2011, the Partnership completed the Transaction, as described in Item 1.01 of this report which is incorporated by reference into this item in its entirety. The total purchase price paid by the Partnership in the Transaction was $150 million in cash financed with borrowings under the Partnership’s revolving credit facility. In November 2010, the Partnership issued 2,875,000 units for net proceeds of $96.4 million to fund a portion of this Transaction. The purchase price is subject to customary closing adjustments.

Item 8.01	Other Events.

On January 4, 2011, the Partnership issued a press release announcing that the Partnership is no longer pursuing a joint venture or alternative transaction with EQT Corporation (“EQT”), related to EQT’s processing needs in the Marcellus and Huron shale areas of the Appalachian basin. A copy of the press release is filed as Exhibit 99.4 hereto.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Audited combined financial statements of the Southeast Texas Midstream Business as of December 31, 2009 and 2008, and for the years ended December 31, 2009, 2008 and 2007, and unaudited combined financial statements of the Southeast Texas Midstream Business as of September 30, 2010, and for the nine months ended September 30, 2010 and 2009, are attached hereto as Exhibit 99.1, and are incorporated herein by reference.

Audited consolidated financial statements of Ceritas Holdings, LP as of December 31, 2009 and 2008, and for the years ended December 31, 2009, 2008 and 2007, and unaudited consolidated financial statements of Ceritas Holdings, LP as of March 31, 2010, and for the three months ended March 31, 2010 and 2009, are attached hereto as Exhibit 99.2, and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of the Partnership as of September 30, 2010, and for the nine months ended September 30, 2010, and for the years ended December 31, 2009, 2008 and 2007, are attached hereto as Exhibit 99.3, and are incorporated herein by reference.

(c) Not applicable.

(d) Exhibits.

	Exhibit Number	Description

+	Exhibit 2.1	Purchase and Sale Agreement by and among DCP Midstream, LLC and DCP Midstream Partners, LP dated as of November 4, 2010.

+	Exhibit 2.2	Contribution Agreement by and between DCP Southeast Texas, LLC and DCP Partners SE Texas LLC dated as of November 4, 2010.

++	Exhibit 10.1	Amended and Restated General Partnership Agreement of DCP Southeast Texas Holdings, GP, dated as of January 1, 2011, by and among DCP Southeast Texas, LLC, Gas Supply Resources Holdings, Inc. and DCP Partners SE Texas LLC.

+++	Exhibit 23.1	Consent of Deloitte & Touche LLP on the Southeast Texas Midstream Business Combined Financial Statements as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007.

+++	Exhibit 23.2	Consent of Deloitte & Touche LLP on the Ceritas Holdings, LP Consolidated Financial Statements as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007.

	Exhibit 99.1	Audited and unaudited historical combined financial statements of the Southeast Texas Midstream Business.

	Exhibit 99.2	Audited and unaudited historical consolidated financial statements of Ceritas Holdings, LP.

	Exhibit 99.3	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP.

	Exhibit 99.4	Press Release dated January 4, 2011.

+	Incorporated by reference to the corresponding, like-numbered exhibit filed with the registrant’s current report on form 8-K (File No: 001-32678) filed with the SEC on November 8, 2010.
++	Confidential treatment has been requested with respect to portions of the exhibit. Such portions have been redacted and filed separately with the SEC.
+++	Incorporated by reference to the corresponding, like-numbered exhibit filed with the registrant’s current report on form 8-K/A (File No: 001-32678) filed with the SEC on November 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Midstream Partners, LP

	By:	DCP Midstream GP, LP
its General Partner

	By:	DCP Midstream GP, LLC
its General Partner

Date: January 6, 2011		/S/ ANGELA A. MINAS
	Name:	Angela A. Minas
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

	Exhibit Number	Description

+	Exhibit 2.1	Purchase and Sale Agreement by and among DCP Midstream, LLC and DCP Midstream Partners, LP dated as of November 4, 2010.

+	Exhibit 2.2	Contribution Agreement by and between DCP Southeast Texas, LLC and DCP Partners SE Texas LLC dated as of November 4, 2010.

++	Exhibit 10.1	Amended and Restated General Partnership Agreement of DCP Southeast Texas Holdings, GP, dated as of January 1, 2011, by and among DCP Southeast Texas, LLC, Gas Supply Resources Holdings, Inc. and DCP Partners SE Texas LLC.

+++	Exhibit 23.1	Consent of Deloitte & Touche LLP on the Southeast Texas Midstream Business Combined Financial Statements as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007.

+++	Exhibit 23.2	Consent of Deloitte & Touche LLP on the Ceritas Holdings, LP Consolidated Financial Statements as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007.

	Exhibit 99.1	Audited and unaudited historical combined financial statements of the Southeast Texas Midstream Business.

	Exhibit 99.2	Audited and unaudited historical consolidated financial statements of Ceritas Holdings, LP.

	Exhibit 99.3	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP.

	Exhibit 99.4	Press Release dated January 4, 2011.

+	Incorporated by reference to the corresponding, like-numbered exhibit filed with the registrant’s current report on form 8-K (File No: 001-32678) filed with the SEC on November 8, 2010.
++	Confidential treatment has been requested with respect to portions of the exhibit. Such portions have been redacted and filed separately with the SEC.
+++	Incorporated by reference to the corresponding, like-numbered exhibit filed with the registrant’s current report on form 8-K/A (File No: 001-32678) filed with the SEC on November 9, 2010.